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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                0-14450            22-1916107
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    (State or other jurisdiction    (Commission       (I.R.S. Employer
         of incorporation)          File Number)     Identification No.)

     125 Phillips Avenue, South Hackensack, New Jersey      07606
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (201) 641-6600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

On February 28, 2005, AEP Industries Inc. issued a press release announcing its intention to sell approximately $175.0 million in aggregate principal amount of senior notes due 2013 in a private placement pursuant to Rule 144A and Regulation S of the Securities Act of 1933. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1 Press release dated February 28, 2005 announcing the private placement their senior notes.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AEP INDUSTRIES INC.
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                                               (Registrant)

Date February 28, 2005

                                               By: /s/ PAUL M. FEENEY
                                                   -----------------------------
                                                   Paul M. Feeney
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER      DESCRIPTION
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99.1         Press release dated February 28, 2005 providing guidance for its first quarter of fiscal 2005 operating results.